Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events

14.       Subsequent Events:

• On July 1, 2021, the Company entered into two “at the market” offering programs one with Jefferies LLC (“Jefferies”) and one with Deutsche Bank Securities Inc. (“Deutsche Bank” and together with Jefferies, the “Sales Agents”). In accordance with the terms of each at-the-market sale agreement with Jefferies and Deutsche Bank, the Company may offer and sell a number of its common shares, having an aggregate offering price of up to $75,000 at any time and from time to time through each of the Sales Agents, as agent or principal. The Company intends to use the net proceeds from any sales under the two “at the market” offering programs for capital expenditures, working capital, debt repayment, funding for vessel and other asset or share acquisitions or for other general corporate purposes, or a combination thereof. As of the date of these unaudited interim condensed consolidated financial statements, no shares have been sold from the Company under either of the two offering programs.

• On July 30, 2021, the Company redeemed all of its outstanding 8.30% Senior Notes due in 2022 for 100% of the outstanding principal amount, or $50,000, plus accrued and unpaid interest up to but not including the redemption date.

• In August 2021 the Company received credit committee approval for a new loan syndicated facility led by DNB Bank ASA of up to $107,500 (the “DNB $107,500 Facility”), which will refinance the existing debt of eight of its vessels amounting to $88,148 as of June 30, 2021 spread across three different existing facilities. Once drawdown is effected, the excess funds will cover part of the funds used for the redemption of the 8.30% Senior Notes due in 2022, as discussed above. The DNB $107,500 Facility will mature five years from its drawdown and will be secured by a first priority mortgage on the eight financed vessels (Star Polaris, Star Borealis, Star Electra, Star Luna, Star Astrid, Star Genesis, Star Monica & Star Glory).

• In August 2021, the Company received credit committee approval from Crédit Agricole Corporate and Investment Bank for a new loan facility of up to $62,000 (the “Credit Agricole $62,000 Facility”), which will refinance the existing debt of five of the Company's vessels amounting to $53,390 as of June 30, 2021. The Credit Agricole $62,000 Facility will mature five years from its drawdown and will be secured by a first priority mortgage on the five financed vessels (Star Despoina, Star Piera, Stardust, Star Sky and Star Martha).

• On August 5, 2021, pursuant to the Company’s dividend policy, the Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share payable on or about September 8, 2021 to all shareholders of record as of August 23, 2021. The ex-dividend date is expected to be August 19, 2021.

• On August 5, 2021, the Company’s Board of Directors authorized a share repurchase program of up to an aggregate of $50.0 million. The timing and amount of any repurchases will be in the sole discretion of the Company’s management team, and will depend on legal requirements, market conditions, stock price, alternative uses of capital and other factors. The Company is not obligated under the terms of the program to repurchase any of its common shares. The repurchase program has no expiration date and may be suspended or terminated by the Company at any time without prior notice. Common shares purchased as part of this program will be cancelled by the Company.